AMERICAN GENERAL FINANCE, INC.

EXCESS RETIREMENT INCOME PLAN

(Effective January 1, 2011)

TABLE OF CONTENTS

Page

PREAMBLE

ARTICLE 1

DEFINITIONS

1

ARTICLE 2

PARTICIPATION

4

ARTICLE 3

RETIREMENT AND OTHER BENEFITS

5

ARTICLE 4

EXCESS RETIREMENT INCOME

7

ARTICLE 5

VESTING

10

ARTICLE 6

MODES OF BENEFIT PAYMENT

11

ARTICLE 7

DEATH BENEFITS

13

ARTICLE 8

LIABILITY OF THE COMPANY

15

ARTICLE 9

ADMINISTRATION OF THE PLAN

16

ARTICLE 10

AMENDMENT OR TERMINATION OF THE PLAN

22

ARTICLE 11

GENERAL PROVISIONS

23

SCHEDULE A

25

APPENDIX A

i

PREAMBLE

The American General Finance, Inc. Excess Retirement Income Plan (hereinafter referred to as the “Plan”) shall become effective on January 1, 2011.

The purpose of the Plan is to permit certain Employees of the Employer to receive additional retirement income benefits from the Employer when benefits cannot be paid from the American General Finance, Inc. Retirement Plan due to the limitations of Sections 401(a)(17) and 415 of the Internal Revenue Code.

Benefits accrued prior to January 1, 2011 under the American International Group, Inc. Excess Retirement Income Plan (the “AIG Excess Plan”) with respect to an employee or former employee of the Company are payable under the Plan, including benefits commencing prior to January 1, 2011. Time and form of  payment for benefits accrued under the AIG Excess Plan is not changed as a result of their payment under the Plan.

The Plan is intended to comply with Section 409A of the Internal Revenue Code.

ARTICLE 1
DEFINITIONS

1.

The following words and phrases as used herein shall have the following meanings, and the masculine, feminine and neuter gender shall be deemed to include the others and the singular shall include the plural, and vice versa, when appropriate, unless a different meaning is plainly required by the context:

1.1

“Affiliated Employer” means any member of the same controlled group of corporations as the Company or an Employer as determined under Section 414(b) or (c) of the Code.

1.2

“AG Restoration Plan” means the Restoration Income Plan for Certain Employees Participating in the Restated American General Retirement Plan.

1.3

“AG SERA” means a supplemental executive retirement agreement.

1.4

“AG SERP” means the American General Corporation Supplemental Executive Retirement Plan.

1.5

“Average Final Compensation” means the amount determined by dividing (i) the average annual Compensation of the Participant during the three consecutive years in the last ten years of his credited service (as determined under the Qualified Plan) affording the highest such average, or during all the years of his credited service if less than three years, by (ii) twelve (12). For purposes of determining Average Final Compensation for a Participant listed on Schedule A, the Freeze Period as defined in Section 4.5 shall be disregarded for purposes of determining whether years are consecutive.

1.6

“Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

1.7

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

1.8

“Committee” means the committee acting as the Plan Administrator under the American General Finance, Inc. Retirement Plan.

1.9

“Company” means American General Finance, Inc.

1.10

“Compensation” means the Participant’s Compensation as determined under the Qualified Plan, excluding any sales commissions payable to an Employee for services rendered to the Company.

1.11

“Disability” means the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or an Employer.

1.12

“Early Retirement Date” means the Participant’s termination of employment (i) after attaining age 60 and earning 5 or more Years of Service or Fraction Thereof or (ii) unless the Committee determines otherwise in its sole discretion, after attaining age 55 with 10 or more years of Credited Service (as defined in the Qualified Plan). For purposes of this Section 1.12, in determining the number of years of Credited Service (as defined in the Qualified Plan) and the number of Years of Service or Fraction Thereof for a Participant listed in Schedule A, the number of Years of Service or Fraction Thereof and Credited Service (as defined in the Qualified Plan) occurring during the Freeze Period as defined in Section 4.5 shall be included.

1.13

“Effective Date” of this Plan means January 1, 2011.

1.14

“Employee” means a person who is classified as an employee on the payroll records of an Employer. Individuals not classified as employees on the payroll records of an Employer for a particular period shall not be considered Employees for such period even if a court of administrative agency subsequently determines that such individuals were common law employees of the Employer during such period.

1.15

“Employer” means the Company and any other company as defined in Sections 2.06 and 8.01 of the Qualified Plan.

1.16

“Executive” means any person, including an officer, employed on a regular, full-time, salaried basis by an Employer.

1.17

“Normal Form” means a single life annuity payable for the life of the Participant and ending with the last monthly payment made prior to the Participant’s death.

1.18

“Normal Retirement Date” means the first day of the calendar month coincident with or next following the later of the Participant’s attainment of age 65 or the fifth anniversary of his commencement of participation in the Qualified Plan.

1.19

“Participant” means an Employee who has become a Participant pursuant to Article 2 of the Plan.

1.20

“Plan” means the American General Finance, Inc. Excess Retirement Income Plan, as herein set forth, and as it may hereafter be amended from time to time.

1.21

“Postponed Retirement Date” means the date the Participant retires after his Normal Retirement Date as determined under the terms of the Qualified Plan.

1.22

“Qualified Plan” means the American General Finance, Inc. Retirement Plan, as amended from time to time.

1.23

“Qualified Plan Pre-Retirement Survivor Annuity” means the benefit paid to a Participant’s surviving spouse under the Qualified Plan upon the Participant’s death prior to his annuity commencement date.

1.24

“Qualified Plan Retirement Income” means the benefit paid to a Participant under the Qualified Plan and includes retirement income payable upon Normal Retirement, Early Retirement or Postponed Retirement, by reason of disability or to an Employee who terminates employment with a vested interest in his Qualified Plan retirement income.

1.25

“Retirement Income” means the retirement benefits provided to Participants and their joint or contingent annuitants in accordance with the applicable provisions of this Plan and shall include the Excess Retirement Income payable pursuant to Article 4.

1.26

“Separation from Service” means the Participant has terminated employment (other than by death or Disability) with the Company and each Affiliated Employer, subject to the following:

(a)

For this purpose, the employment relationship is treated as continuing intact while the individual is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six (6) months or, if longer, so long as the individual’s right to reemployment with the Company or an Affiliated Employer is provided either by statute or by contract. If the period of leave exceeds six (6) months and the individual’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.

(b)

The determination of whether a Participant has terminated employment shall be determined based on the facts and circumstances in accordance with the rules set forth in Code Section 409A and the regulations thereunder.

1.27

“Specified Employee” means a Participant who, as of the date of the Participant’s Separation from Service, is a key employee of the Company or an Employer. For purposes of this Plan, a Participant is a key employee if the Participant meets the requirements of Code Section 416(i)(1)(A)(i), (ii), or (iii) applied in accordance with the regulations thereunder and disregarding section 416(i)(5)) at any time during the 12-month period ending on the December 31st of a Plan Year. If a Participant is a key employee as of such December 31st, the Participant is treated as a key employee for purposes of this Plan for the entire 12-month period beginning on the next following April 1st.

1.28

“Surviving Spouse” means a spouse to whom the Participant is lawfully married on the date of the Participant’s death.

1.29

“Years of Service or Fraction Thereof” means a continuous 12-month period or fraction thereof for each full month of active employment commencing on the Participant’s date of hire or on the anniversary thereof.

ARTICLE 2
PARTICIPATION

2.

Employees who are members of the Qualified Plan and whose benefits under the Qualified Plan are limited by reason of the application of the limitations imposed by Section 401(a)(17) of the Code or Section 415 of the Code shall become Participants in this Plan.

ARTICLE 3
RETIREMENT AND OTHER BENEFITS

3.

3.1

Normal Retirement, Postponed Retirement and Disability Retirement. A Participant in the Plan who has a Separation from Service on his Normal or Postponed Retirement Date shall be entitled to receive the Excess Normal or Postponed Retirement Income, as applicable, as described in Article 4. If a Participant incurs a Disability, the Participant shall be entitled to receive the Excess Disability Retirement Income described in Section 4.4.

3.2

Early Retirement. If a Participant has a Separation from Service prior to Normal Retirement (other than by death or by incurring a Disability) on or after age 60 and with 5 Years of Service or Fraction Thereof, an Excess Early Retirement Income will be payable in accordance with Section 4.2. If a Participant has a Separation from Service prior to Normal Retirement (other than by death or incurring a Disability), on or after age 55 with 10 or more years of Credited Service (as defined in the Qualified Plan), an Excess Retirement Income will be payable in accordance with Section 4.2 unless, in its sole discretion, the Committee determines that a benefit shall not be payable to the Participant. In determining the number of years of Credited Service (as defined in the Qualified Plan) and the number of Years of Service or Fraction Thereof for a Participant listed in Schedule A, for purposes of this Section 3.2, the number of years of Credited Service (as defined in the Qualified Plan) and the number of Years of Service or Fraction Thereof occurring during the Freeze Period as defined in Section 4.5 shall be included.

3.3

Death. If such a Participant dies prior to the commencement of benefits such that a death benefit is payable under the terms of the Qualified Plan to his surviving Spouse, a death benefit shall be payable in accordance with Section 7.1; provided, however, that, except as hereinafter provided, no death benefit is payable if the Participant dies after termination of employment prior to his Early, Normal, Postponed or Disability Retirement Date. Notwithstanding the foregoing, in the case of an individual who (i) is a Participant in the Plan by reason of the merger of the AG Restoration Plan into this Plan, (ii) terminates employment with a vested interest in the AG Restoration Plan prior to eligibility for Early, Normal, Postponed or Disability Retirement under this Plan, and (iii) dies prior to the commencement of Excess Retirement Income, a death benefit shall be payable to the Participant’s surviving spouse to the extent provided in the AG Restoration Plan as set forth in Appendix A, with such benefit to commence within 90 days of the later of the date the Participant would have attained age 55 or the Participant’s date of death.

3.4

Merger of the AG Restoration Plan. Effective as of July 1, 2005, the AG Restoration Plan was merged into the American International Group, Inc. Excess Retirement Income Plan. Any benefit a Participant had accrued as of the date of such merger under the AG Restoration Plan shall be payable in accordance with the terms of the Plan as set forth herein.

The AG Restoration Plan is attached as Appendix A to the Plan. Appendix A is only operational to the extent referenced in the Plan (exclusive of Appendix A) or incorporated by reference in the Plan (exclusive of Appendix A).

Notwithstanding the foregoing or Article 5, a Participant shall be vested in his benefit accrued under the AG Restoration Plan to the extent provided in the AG Restoration Plan as set forth in Appendix A.

ARTICLE 4
EXCESS RETIREMENT INCOME

4.

4.1

Subject to Section 6.3, the Excess Normal Retirement Income payable to an eligible Participant in the form of a life annuity shall, commencing on his Normal Retirement Date, be equal to the difference between (a) and (b) as stated below:

(a)

the monthly amount of the Qualified Plan Retirement Income payable upon Normal Retirement to which the Participant would have been entitled under the Qualified Plan, if such benefit were calculated under the Qualified Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(l7) and 415 and if such Qualified Plan Retirement Income were calculated using Average Final Compensation as defined herein;

(b)

the sum of (i) the monthly amount of Qualified Plan Retirement Income payable upon Normal Retirement to the Participant under the Qualified Plan and any predecessor thereof after the limitations imposed by the application of Code Sections 401(a)(17) and 415 (whether or not such benefits are actually paid at such date) and (ii) the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the AG Restoration Plan which was cashed out to the Participant from the AG SERP or an AG SERA, if any.

4.2

Subject to Section 6.3, if a Participant who is eligible for Early Retirement under Section 3.2 incurs a Separation from Service prior to Normal Retirement Date (other than by death or Disability), an Excess Early Retirement Income shall be payable under this Plan commencing as of such Early Retirement Date. Such Excess Early Retirement Income payable in the form of a life annuity shall be equal to the difference between (a) and (b) as stated below:

(a)

the monthly amount of the Qualified Plan Retirement Income payable upon Early Retirement to which the Participant would have been entitled under the Qualified Plan, if such benefit were calculated under the Qualified Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415 and if such Qualified Plan Retirement Income were calculated using Average Final Compensation as defined herein;

(b)

the sum of (i) the monthly amount of Qualified Plan Retirement Income payable upon Early Retirement to the Participant under the Qualified Plan and any predecessor thereof after the limitations imposed by the application of Code Sections 40l(a)(17) and 415 (whether or not such benefits are actually paid at such date) and (ii) the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the AG Restoration Plan (reduced, if necessary, by the early retirement factors applicable under the Qualified Plan) which was cashed out to the Participant from the AG SERP or an AG SERA, if any.

If the Participant is not eligible for Early Retirement under the Qualified Plan, the amounts computed under (a) and (b) shall be the amounts that would be payable at Normal Retirement Date under those sections, but reduced by 6-2/3% for each year (and a fraction thereof for each full month) that retirement precedes age 65. For a Participant listed on Schedule A whose benefit is determined under Section 4.5(a), for purposes of determining what reduction factors apply under this Section 4.2, the number of years of Credited Service (as defined in the Qualified Plan) occurring during the Freeze Period shall be disregarded.

4.3

Subject to Section 6.3, the Excess Postponed Retirement Income payable to an eligible Participant in the form of a life annuity, commencing on his Postponed Retirement Date, shall be equal to the difference between (a) and (b) as stated below:

(a)

the monthly amount of the Qualified Plan Retirement Income payable upon Postponed Retirement to which the Participant would have been entitled under the Qualified Plan, if such benefit were calculated under the Qualified Plan without giving effect to the limitations imposed by the application of Code Sections 40l(a)(17) and 415 and if such Qualified Plan Retirement Income were calculated using Average Final Compensation as defined herein;

(b)

the sum of (i) the monthly amount of Qualified Plan Retirement Income payable upon Postponed Retirement to the Participant under the Qualified Plan and any predecessor thereof after the limitations imposed by the application of Code Sections 40l(a)(17) and 415 (whether or not such benefits are actually paid at such date) and (ii) the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the AG Restoration Plan which was cashed out to the Participant from the AG SERP or an AG SERA, if any. For clarity, if the late retirement factors set forth in the Qualified Plan apply in determining the monthly amount of the Qualified Plan Retirement Income payable upon a Participant’s Postponed Retirement referred to in Sections 4.3(a) and 4.3(b), such late retirement factors shall apply in determining the amount of the Excess Postponed Retirement Income payable hereunder for a Participant listed on Schedule A whose benefit is determined under Section 4.5(a) or 4.5(b).

4.4

Subject to Section 6.3, if an eligible Participant is determined to have incurred a Disability prior to his Normal Retirement Date, an Excess Disability Retirement Income shall be payable in accordance with the terms of this Plan on such Participant’s Normal Retirement Date. The Excess Disability Retirement Income payable in the form of a life annuity shall be equal to the difference between (a) and (b) as stated below:

(a)

the monthly amount of the Qualified Plan Retirement Income payable by reason of disability to which the Participant would have been entitled under the Qualified Plan, if such benefit were calculated under the Qualified Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415 and if such Qualified Plan Retirement Income were calculated using Average Final Compensation as defined herein;

(b)

the sum of (i) the monthly amount of Qualified Plan Retirement Income payable by reason of disability to the Participant under the Qualified Plan and any predecessor thereof as of such Participant’s Normal Retirement Date after the limitations imposed by the application of Code Sections 401(a)(17) and 415 (whether or not such benefits are actually paid at such date) and (ii) the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the AG Restoration Plan which was cashed out to the Participant from the AG SERP or an AG SERA, if any.

4.5

Restriction on Benefit Accruals for Certain Participants.

(a)

Notwithstanding anything in the Plan to the contrary, pursuant to rules established by the U.S. Treasury Department’s special pay master (“Special Pay Master”), the benefit accruals of Participants listed in Schedule A shall freeze effective as of the date provided therein, and no benefit shall accrue under the Plan with respect to such Participants during the period set forth in Schedule A (“Freeze Period”) as may be amended from time to time pursuant to rules established by the Special Pay Master. For purposes of determining the amounts described under Sections 4.1(a), 4.2(a), 4.3(a), and 4.4(a) for a Participant listed in Schedule A, the Freeze Period shall be disregarded in determining Credited Service as defined in the Qualified Plan and Average Final Compensation as defined herein. For purposes of determining the amounts described under Sections 4.1(b), 4.2(b), 4.3(b), and 4.4(b) for a Participant listed in Schedule A, the Freeze Period shall be disregarded in determining Credited Service and Average Final Compensation, each as defined in the Qualified Plan.

(b)

Notwithstanding the foregoing paragraph, the benefit payable to a Participant listed on Schedule A shall be the lesser of the amount determined under Section 4.5(a) or the amount determined without regard to Section 4.5(a).

ARTICLE 5
VESTING

5.

A Participant shall have a nonforfeitable right to Excess Retirement Income under this Plan at such time that he attains his Normal Retirement Date. In addition, a Participant shall have a nonforfeitable right to Excess Retirement Income if he is eligible for Early Retirement pursuant to Section 3.2. Credited Service (as defined in the Qualified Plan), Years of Service or Fraction Thereof, and participation occurring during the Freeze Period as defined in Section 4.5 for a Participant listed on Schedule A shall be included in determining whether a Participant is vested pursuant to this Article 5.

A Participant who terminates employment prior to attaining his Early or Normal Retirement Date, other than by reason of Disability (as provided for in Section 4.4), shall have no rights or claims to Retirement Income under this Plan as of his date of termination. In the case of death, a Participant’s Surviving Spouse may have a claim for benefits in accordance with Article 3 and Article 7.

ARTICLE 6
MODES OF BENEFIT PAYMENT

6.

6.1

Except as provided in Section 6.2, any Excess Retirement Income payable under this Plan shall be paid in the Normal Form. If a Participant dies prior to the commencement of benefits under the Plan, no benefits will be payable under the Plan except as specified in Article 7.

6.2

In lieu of the Normal Form of Payment, a Participant may elect payment in an optional form of payment to the extent provided herein. The optional forms of benefits under the Plan shall include any of the annuity optional forms of benefits available under the Qualified Plan except for the Social Security Adjustment Option. Optional forms of benefit shall be actuarially equivalent to the Normal Form of benefit determined in accordance with the actuarial equivalent factors in effect under the Qualified Plan as of the date payment is to be made.

A Participant may elect an optional form of payment on a form provided by the Committee for such purpose. A Participant who has elected an annuity form of payment (or for whom the Normal Form of payment is in effect) may, at any time prior to Separation from Service or, in the case of Disability, prior to Normal Retirement Date, elect another form of annuity payment available under the Qualified Plan provided that such other form of payment is actuarially equivalent based on the actuarial equivalent factors in effect under the Qualified Plan as of the date payment is to be made. In the absence of any such an election, payment shall be made in the Normal Form.

6.3

Except as hereinafter provided or as provided in Section 6.4, payment of Excess Retirement Income under this Plan shall commence within 90 days after the Participant incurs a Separation from Service with the Employer and each Affiliated Employer by reason of Normal, Early or Postponed Retirement. If the Participant terminates employment by reason of Disability Retirement, payment of Excess Retirement Income shall commence at the Participant’s Normal Retirement Date. Provided further that if the Participant is a Specified Employee when such Participant incurs a Separation from Service, such Participant’s Excess Retirement Income (except in the case of Disability Retirement) shall commence to be paid six months after the Participant separates from service. To the extent that monthly payments are delayed by reason of the foregoing six-month delay, such delayed monthly payments shall be paid to the Participant in a lump sum amount when his Excess Retirement Income commences adjusted with interest at an annual rate of 5%.

6.4

Special Commencement Date Rules for Certain Participants. In the case of an individual who (i) is a Participant in the Plan by reason of the merger of the AG Restoration Plan into this Plan; (ii) has a vested interest in his or her accrued benefit under the AG Restoration Plan and (iii) terminates employment prior to eligibility for Early, Normal, Postponed or Disability Retirement under this Plan, such Participant shall commence payment of such AG Restoration Plan benefit within 90 days after the attainment of age 55 if such Participant had earned 10 or more Years of Credited Service or within 90 days after the attainment of age 60 if such Participant had earned less than 10 Years of Credited Service (but not earlier than six months after Separation from Service if the Participant is a Specified Employee). To the extent that monthly payments are delayed by reason of the foregoing six-month delay, such delayed monthly payments shall be paid to the Participant in a lump sum amount when his Excess Retirement Income commences adjusted with interest at an annual rate of 5%.

If a Participant is described in (i) or (ii) above, but has, however, terminated employment after qualifying for Early, Normal, Postponed or Disability Retirement, such Participant’s Excess Retirement Income shall be paid as specified in Section 6.3.

ARTICLE 7
DEATH BENEFITS

7.

7.1

Upon the death of (i) a Participant who has not terminated from employment prior to his Retirement Date, or (ii) a Participant who retires on a Retirement Date or terminates employment with a vested interest under the Qualified Plan and dies prior to his annuity commencement date, if a Qualified Plan Pre-Retirement Survivor Annuity is payable to such Participant’s Surviving Spouse, an Excess Pre-Retirement Survivor Annuity shall be payable to the Surviving Spouse under this Plan. The monthly amount of the Excess Pre-Retirement Survivor Annuity payable to a Surviving Spouse shall be equal to (a) less (b) less (c) as stated below:

(a)

the monthly amount of the Qualified Plan Pre-Retirement Survivor Annuity to which the Surviving Spouse would have been entitled under the Qualified Plan and any predecessor thereof as of the date of death or, if later, as of the first day of the calendar month coincident with or next following the date the Participant would have attained age 55, if such benefit were calculated under the Qualified Plan without giving effect to the limitations imposed by the application of Code Sections 401(a)(17) and 415 and if such Qualified Plan Pre-Retirement Survivor Annuity were calculated using Average Final Compensation as defined herein; less

(b)

the monthly amount of the Qualified Plan Pre-Retirement Survivor Annuity payable to the Surviving Spouse under the Qualified Plan and any predecessor thereof as of the date of death, or, if later, as of the first day of the calendar month coincident with or next following the date the Participant would have attained age 55 after the limitations imposed by the application of Code Sections 401(a)(17) and 415 (whether or not such benefits are actually paid as of such date); less

(c)

the monthly amount payable at Normal Retirement Date in the form of a single life annuity under the AG Restoration Plan (reduced, if necessary, by the early retirement factors applicable under the Qualified Plan) which was cashed out to the Participant from the AG SERP or an AG SERA, if any.

For purposes of (b) and (c) above, if the Participant is not eligible for Early Retirement under the Qualified Plan, the amounts computed under (b) and (c) shall be the amounts that would be payable at Normal Retirement Date under those sections, but reduced by 6-2/3% for each of the first 5 years (and a fraction thereof for each full month) that payment precedes age 65 and 3-1/3% for each year (and a fraction thereof for each full month) that payment precedes age 60.

For a Participant listed on Schedule A whose benefit is determined under Section 7.4(a), for purposes of determining what reduction factors apply for purposes of this Section 7.1, the number of years of Credited Service (as defined in the Qualified Plan) occurring during the Freeze Period shall be disregarded

7.2

Any Excess Pre-Retirement Survivor Annuity shall be payable over the lifetime of the Surviving Spouse in monthly installments commencing after the Participant’s date of death or, if later, within 90 days after the date the Participant would have attained age 55 and ceasing with the last monthly payment made prior to the Surviving Spouse’s death.

7.3

Except as provided in Section 3.3, upon the death of a Participant who terminated from employment prior to his Normal, Early, Postponed or Disability Retirement Date, no Excess Pre-Retirement Survivor Annuity shall be payable to such Participant’s Surviving Spouse under this Plan. Except as provided in Article 6 with respect to a Participant who has retired and commenced receiving a benefit in a form that provides for continuation after the Participant’s death, no other death benefits shall be payable from the Plan.

7.4

Restriction for Certain Participants.

(a)

Notwithstanding anything in the Plan to the contrary, for purposes of determining the amount payable under Section 7.1 with respect to a Participant listed on Schedule A, the Freeze Period as defined in Section 4.5 shall be disregarded in determining (i) Credited Service as defined in the Qualified Plan and Average Final Compensation as defined herein, for purposes of determining the amount under Section 7.1(a), and (ii) Credited Service and Average Final Compensation, each as defined in the Qualified Plan, for purposes of determining the amount under Section 7.1(b).

(b)

Notwithstanding the foregoing paragraph, the benefit payable to the Surviving Spouse of a Participant listed on Schedule A shall be the lesser of the amount determined under Section 7.4(a) or the amount determined under the Plan without regard to Section 7.4(a).

ARTICLE 8
LIABILITY OF THE COMPANY

8.

8.1

The benefits of this Plan shall be paid by the Employer and shall not be funded prior to the time paid to the Participant, Surviving Spouse or joint or contingent annuitant designated by the Participant, unless and except as expressly provided otherwise by the Company.

8.2

A Participant who is vested in a benefit under this Plan shall be an unsecured creditor of the Employer as to the payment of any benefit under this Plan.

8.3

Notwithstanding anything in the Plan to the contrary, in the event that the rights and liabilities under the Plan with respect to a Participant or group of Participants are transferred to a buyer in connection with the sale or transfer by the Company or an Employer of a subsidiary, division, unit, or other entity or group, neither the Company nor the Employer shall retain any liability with respect to any benefits accrued under the Plan with respect to such Participant or group of Participants, and any such benefits shall not be paid by the Plan.

8.4

Pursuant to the terms of the stock purchase agreement dated as of August 10, 2010 by and between American International Group, Inc. and FCFI Acquisition LLC, the Company assumes the liability and obligation for all obligations whether or not vested which have accrued under the American International Group, Inc. Excess Retirement Income Plan (the “AIG Excess Plan”) with respect to any Employee or former Employee of the Company, and such benefits shall be paid from the Plan and shall not be paid from the AIG Excess Plan.

ARTICLE 9
ADMINISTRATION OF THE PLAN

9.

9.1

Except for the functions reserved to the Company or the Board of Directors of the Company, the administration of the Plan shall be the responsibility of the Committee.

9.2

The Committee shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out the Plan. The determination of the Committee as to any question involving the general administration and interpretation of the Plan shall be final, conclusive and binding. Any discretionary actions to be taken under the Plan by the Committee shall be uniform in their nature and applicable to all persons similarly situated. Without limiting the generality of the foregoing, the Committee shall have the following powers and duties:

(a)

To furnish to all Participants, upon request, copies of the Plan; and to require any person to furnish such information as it may request for the purpose of the proper administration of the Plan as a condition to receiving any benefits under the Plan;

(b)

To make and enforce such rules and regulations and prescribe the use of such forms as it shall deem necessary for the efficient administration of the Plan;

(c)

To interpret the Plan, and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive;

(d)

To decide on questions concerning the Plan in accordance with the provisions of the Plan;

(e)

To determine the amount of benefits which shall be payable to any person in accordance with the provisions of the Plan; and to provide a full and fair review to any Participant whose claim for benefits has been denied in whole or in part as described in Section 9.5;

(f)

The power to designate a person who may or may not be a member of the Committee as Plan “Administrator” for the purpose of ERISA; if the Committee does not so designate an Administrator, the Committee shall be the Plan Administrator;

(g)

To allocate any such powers and duties to or among individual members of the Committee; and

(h)

To designate persons other than Committee members to carry out any duty or power which would otherwise be a responsibility of the Committee or Administrator, under the terms of the Plan.

9.3

To the extent permitted by law, the Committee and any person to whom it may delegate any duty or power in connection with administering the Plan, the Employer, and the officers and directors thereof, shall be entitled to rely conclusively upon, and shall be fully protected in any action taken or suffered by them in good faith in the reliance upon, any actuary, counsel , accountant, other specialist, or other person selected by the Committee, or in reliance upon any tables, valuations, certificates, opinions or reports which shall be furnished by any of them. Further, to the extent permitted by law, no member of the Committee, nor the Employer, nor the officers or directors thereof, shall be liable for any neglect, omission or wrongdoing of any other members of the Committee, agent, officer or employee of an Employer. Any person claiming under the Plan shall look solely to the Employer for redress.

9.4

All expenses incurred prior to the termination of the Plan that shall arise in connection with the administration of the Plan, including, but not limited to administrative expenses, proper charges and disbursements, compensation and other expenses and charges of any actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid by the Employer.

9.5

Claims Procedure.

(a)

In General

(i)

Application. The claims procedures in Section 9.5(b) of the Plan apply to all claims for benefits of any kind other than claims related to disability benefits that are governed by the claims procedures in Section 9.5(c) of the Plan.

(ii)

Filing of a Claim. A Participant, beneficiary, or other individual must file a claim for benefits under the Plan by filing a written claim, identified as a claim for benefits, with the Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan). In addition, the Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) may treat any other written communication received by it as a claim for benefits, even if the writing or communication is not identified as a claim for benefits. In addition, a Participant, beneficiary, or other individuals alleging a violation of or seeking a remedy under any provision of the Act, other applicable law, the terms or the Plan, or asserting any other claims that arise under or in connection with the Plan shall also be subject to and must file any and all such claims under the claims procedure described in this Section 9.5 of the Plan.

(iii)

Approval of a Claim. A claim is considered approved only if its approval is communicated in writing to a claimant. If a claimant does not receive a response to a claim for benefits within the applicable time period, the claimant may proceed with an appeal under the procedures described in Section 9.5(b) and (c), as applicable.

(iv)

Claims Procedures Mandatory in All Cases. A claimant must follow the claims procedures (including both the initial determination and review processes) set forth in this Section 9.5 of the Plan before taking action in any other forum regarding a claim of any kind under or related to the Plan. Any such suit or action shall be filed within one year of the time the claim arises or it shall be deemed waived and abandoned. Also, any suit or action will be subject to such limitation period as applies under the Act or other applicable law, measured from the date a claim arises.

(v)

Discretionary Acts. Benefits under this Plan will be paid only if the Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) decides in its discretion that the applicant is entitled to them. In exercising its discretionary powers under the Plan, the Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) will have the broadest discretion permissible under the Act and any other applicable laws and its decisions will be final and binding upon all persons affected thereby.

(vi)

Delegation of Authority. The Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) may, in its sole discretion, delegate any and all authority under this Section 9.5 of the Plan, in any manner. Any delegation of some or all of the Committee’s (Employee Benefits Department’s in the case of a claim governed by Section 9.5(c)(i) of the Plan) authority under this Section 9.5 of the Plan shall, unless otherwise provided in the Committee’s ((Employee Benefits Department’s in the case of a claim governed by Section 9.5(c)(i) of the Plan) delegation, be empowered with the same discretion and authority as granted to the Committee (Employee Benefits Department in the case of a claim governed by Section 9.5(c)(i) of the Plan) under this Section 9.5 of the Plan.

(b)

Non-Disability Claims

(i)

Initial Claims. The Committee will decide a claim within 90 days of the date on which the claim is received by the Committee, unless special circumstances require a longer period for adjudication and the claimant is notified in writing, prior to the expiration of the 90-day period, of the reasons for an extension of time and the expected decision date. If the Committee fails to notify the claimant of its decision to grant or deny such claim within the time specified by this paragraph, the claimant may request the review of his or her claim pursuant to the claims review procedures set forth in Section 9.5(b)(ii) of the Plan. If a claim is denied, in whole or in part, the claimant must receive a written notice containing:

(A)

the specific reason(s) for the adverse determination;

(B)

a reference to the specific Plan provision(s) on which the adverse determination is based;

(C)

a description of additional information necessary for the claimant to perfect his or her claim and an explanation of why such material is necessary; and

(D)

an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant's right to bring a civil action under Section 502(a) of the Act following an adverse benefit determination on review.

(ii)

Review of Denied Claims. The claimant will have 60 days to request in writing a review of the denial of his or her claim by the Committee (or, if the claimant has not received a response to the initial claim, within 150 days of the filing of the initial claim). The claimant or his duly authorized representative will have, upon request and free of charge, reasonable access to, and copies of all, documents, records, and other information relevant to the claimant's claim for benefits. If the claimant files a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim. The review will take into account all available information, regardless of whether such information was submitted or considered in the initial benefit determination.

The Committee must render its decision on the review of the claim no more than 60 days after the Committee’s receipt of the request for review, except that this period may be extended for an additional 60 days if the Committee determines that special circumstances (including, but not limited to, a hearing) require such extension. If an extension of time is required, written notice of the expected decision date and the reasons for the extension will be furnished to the claimant before the end of the initial 60-day period. If a review of a claim is denied, in whole or in part, the claim must receive a written notice containing:

(A)

the specific reason(s) for the adverse determination;

(B)

a reference to specific Plan provision(s) on which the adverse determination is based;

(C)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

(D)

a statement of the claimant's right to bring a civil action under Section 502(a) of the Act.

(c)

Disability Claims.

(i)

Initial Claims. The Employee Benefits Department will decide a claim within 45 days of the date on which the claim is received by the Employee Benefits Department. If the Employee Benefits Department determines that an extension is necessary for reasons beyond its control, the Employee Benefits Department may extend this period for an additional 30 days by notifying the claimant of the reasons for the extension and the date when the claimant can expect to receive a decision The Employee Benefits Department may also extend this period for a second 30 day period by again complying with the requirements applicable to the initial 30-day extension. If an extension is provided in order to allow the claimant time to provide additional information necessary to review the claim, the response deadlines applicable to the Employee Benefits Department will be tolled until the earlier of the date 45 days after the date of the request for additional information or the date the Employee Benefits Department receives the additional information. If the Employee Benefits Department fails to notify the claimant of its decision to grant or deny such claim within the time specified by this paragraph, the claimant may request the review of his or her claim pursuant to the claims review procedures set forth in Section 9.5(c)(ii) of the Plan. If a claim is denied, in whole or in part, the claimant must receive a written notice containing:

(A)

the specific reason(s) for the adverse determination;

(B)

a reference to the specific Plan provision(s) on which the adverse determination is based;

(C)

a description of additional information necessary for the claimant to perfect his or her claim and an explanation of why such material is necessary;

(D)

an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant's right to bring a civil action under Section 502(a) of the Act following an adverse benefit determination on review;

(E)

if applicable, any internal rule, guideline, protocol, or other similar criterion relied on in making the adverse benefit determination (or a statement that such information is available free of charge upon request); and

(F)

if the adverse benefit determination is based on a scientific or clinical exclusion or limit, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's circumstances (or a statement that such explanation is available free of charge upon request).

(ii)

Review of Denied Claims. The claimant will have 180 days to request in writing a review of the denial of his or her claim by the Committee. The claimant or his duly authorized representative will have, upon request and free of charge, reasonable access to, and copies of all, documents, records, and other information relevant to the claimant's claim for benefits. If the claimant files a request for review, his request must include a description of the issues and evidence he deems relevant. Failure to raise issues or present evidence on review will preclude those issues or evidence from being presented in any subsequent proceeding or judicial review of the claim. The review will take into account all available information, regardless of whether such information was submitted or considered in the initial benefit determination and will not afford deference to the initial disability determination.

In no event will the review be conducted by the person who made the initial determination or by a subordinate of such person. If the initial adverse benefit determination was based in whole or in part on a medical judgment, including determinations with regard to whether a particular treatment, drug, or other item is experimental, investigational, or not medically necessary or appropriate, the Committee shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment and who neither was consulted nor is the subordinate of an individual who was consulted in connection with the adverse benefit determination that is the subject of the claimant's request for review. In addition, the reviewer shall provide for the identification of medical or vocational experts whose advice was obtained on behalf of the plan in connection with a claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination.

The Committee must render its decision on the review of the claim no more than 45 days after the Committee’s receipt of the request for review, except that this period may be extended for an additional 45 days if the Committee determines that special circumstances (including, but not limited to, a hearing) require such extension. If an extension of time is required, written notice of the expected decision date and the reasons for the extension will be furnished to the claimant before the end of the initial 45-day period. If an extension is provided in order to allow the claimant time to provide additional information necessary to review the claim, the response deadlines applicable to the Committee will be tolled until the earlier of the date 45 days after the date of the request for additional information or the date the Committee receives the additional information. If a review of a claim is denied, in whole or in part, the claim must receive a written notice containing:

(A)

the specific reason(s) for the adverse determination;

(B)

a reference to specific Plan provision(s) on which the adverse determination is based;

(C)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

(D)

a statement describing any voluntary appeal procedures offered by the Plan and the claimant's right to obtain the information about such procedures and a statement of the claimant's right to bring a civil action under Section 502(a) of the Act.

(E)

if applicable, any internal rule, guideline, protocol, or other similar criterion relied upon in making the adverse benefit determination (or a statement that such information will be provided free of charge upon request); and

(F)

if the adverse benefit determination is based on medical necessity or an experimental care exclusion or similar exclusion or limit, an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the claimant's medical circumstances (or a statement that such explanation is available free of charge upon request).

ARTICLE 10
AMENDMENT OR TERMINATION OF THE PLAN

10.

10.1

The Board of Directors shall have the power to suspend or terminate this Plan in whole or in part at any time, and from time to time to extend, modify, amend, revise, or terminate this Plan in such respects as the Board of Directors by resolution may deem advisable; provided that no such extension, modification, amendment, revision, or termination shall deprive a Participant or any beneficiary designated by a Participant of the vested portion of any benefit under this Plan without his consent.

ARTICLE 11
GENERAL PROVISIONS

11.

11.1

This Plan shall not be deemed to constitute a contract between the Employer and any Employee or other person whether or not in the employ of the Employer, nor shall anything herein contained be deemed to give any Employee or other person whether or not in the employ of the Employer any right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any Employee at any time and to treat him without any regard to the effect which such treatment might have upon him as a Participant of the Plan.

11.2

Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, beneficiary, or joint or contingent annuitant, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, beneficiary, or joint or contingent annuitant is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment or any part thereof to or for the benefit of such Participant, beneficiary, or joint or contingent annuitant in such manner as the Committee shall direct.

11.3

If the Employer determines that any person entitled to payments under the Plan is an infant or incompetent by reason of physical or mental disability, it may cause all payments thereafter becoming due to such person to be made to any other person for his benefit, without responsibility to follow application of amounts so paid. Payments made pursuant to this provision shall completely discharge the Plan, the Employer and the Committee.

11.4

The Employer shall be the sole source of benefits under this Plan, and each Employee, Participant, joint or contingent annuitant, beneficiary, or any other person who shall claim the right to any payment or benefit under this Plan shall be entitled to look only to the Employer for payment of benefits.

11.5

If the Employer is unable to make payment to any Participant or other person to whom a payment is due under the Plan because it cannot ascertain the identity or whereabouts of such Participant or other person after reasonable efforts have been made to identify or locate such person (including a notice of the payment so due mailed to the last known address of such Participant or other person shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Participant or other person shall be forfeited twenty-four (24) months after the date such payment first became due; provided, however, that such payment and any subsequent payments shall be reinstated retroactively, no later than sixty (60) days after the date on which the Participant or person is identified or located.

11.6

The Employer shall have the right to deduct from each payment made under the Plan any amount required to satisfy its obligation to withhold federal, state and local taxes, if any.

11.7

The provisions of the Plan shall be construed, administered and governed under applicable Federal laws and the laws of the State of Indiana.

SCHEDULE A

For the individual listed below, the Freeze Period as defined in Section 4.5 shall begin as of December 11, 2009 and shall end as of December 31, 2010, or such later date as established by the Special Pay Master as defined in Section 4.5:

Frederick Geissinger

Appendix A

Restoration of Retirement Income Plan

For Certain Employees Participating

in the

Restated American General Retirement Plan

December 31, 1998 Restatement

(Incorporation November, 1991 Plan and Amendments thereof)

RESTORATION OF RETIREMENT INCOME PLAN
FOR CERTAIN EMPLOYEES PARTICIPATING IN THE
RESTATED AMERICAN GENERAL RETIREMENT PLAN

The RESTORATION OF RETIREMENT INCOME PLAN FOR CERTAIN EMPLOYEES PARTICIPATING IN THE RESTATED AMERICAN GENERAL RETIREMENT PLAN (hereinafter referred to as the “Restoration Plan”) is hereby restated effective as of December 31, 1998 by AMERICAN GENERAL CORPORATION and its subsidiaries (hereinafter referred to as the “Employer,” jointly and severally). The Restoration Plan has been established to provide for the payment of certain pension and pension-related benefits to certain employees who are participants in the AMERICAN GENERAL RETIREMENT PLAN (hereinafter referred to as the “Basic Plan”). The Employer intends and desires to recognize the value to the Employer of the past and present services of employees covered by the Restoration Plan and to encourage and assure their continued service to the Employer by making more adequate provision for their future retirement security. All terms used in this Restoration Plan shall have the meanings assigned to them under the provisions of the Basic Plan unless otherwise qualified by the context.

1.

Incorporation of the Basic Plan

The Basic Plan, with any amendments thereto, shall be attached hereto as Exhibit I and is hereby incorporated by reference into and shall form a part of this Restoration Plan as fully as if set forth herein verbatim. Any amendment made to the Basic Plan by the Employer shall also be incorporated by reference into and form a part of this Restoration Plan, effective as of the effective date of such amendment. The Basic Plan, whenever referred to in this Restoration Plan, shall mean the Basic Plan, as amended, as it exists as of the date any determination is made of benefits payable under this Restoration Plan.

2.

Administration

This Restoration Plan shall be administered by the administrative committee (hereinafter referred to as the “Committee”) under the Basic Plan which shall administer it in a manner consistent with the administration of the Basic Plan, as from time to time amended and in effect, except that this Restoration Plan shall be administered as an unfunded plan that is not intended to meet the qualification requirements of section 401 of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee shall have full power and authority to interpret, construe and administer this Restoration Plan. No member of the Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Restoration Plan unless attributable to his own willful misconduct or lack of good faith. Members of the Committee shall not participate in any action or determination regarding their own benefits hereunder.

3.

Eligibility

Employees, excluding Career Agents, who are Highly Compensated Participants who are participating in the Basic Plan, and either (1) whose pension or pension-related benefits under the Basic Plan are limited pursuant to section 401(a)(17) or section 415 of the Code or (2) who are eligible to participate in the American General Corporation Deferred Compensation Plan, shall be eligible for benefits under this Restoration Plan. In no event shall an employee who is not eligible for benefits under the Basic Plan be eligible for a benefit under this Restoration Plan.

4.

Amount of Benefit

The benefit payable to an eligible employee or his beneficiary under this Restoration Plan shall be the Actuarial Equivalent of the excess, if any, of (a) over (b):

(a)

the benefit that would have been payable to such employee or on his behalf under the Basic Plan if such benefit were determined without regard to the maximum amount of benefit limitations of section 415 of the Code, without regard to the considered compensation limitations of section 401(a)(17) of the Code, as if the definition of Compensation under the Basic Plan as in effect on March 21, 1985 were applicable for the period January 1, 1985 through March 20, 1985 and as if the definition of Compensation included executive deferred compensation;

(b)

the benefit which is in fact payable to such employee or on his behalf under the Basic Plan, as in effect from time to time.

5.

Payment of Benefits

The benefit payable under this Restoration Plan on account of an eligible employee’s death shall be paid to the same beneficiary or beneficiaries and in the same form and at the same time or times as the limited benefits are payable to the employee’s beneficiary under the Basic Plan. The benefit payable under this Restoration Plan for any reason other than on account of an eligible employee’s death shall be payable in the form of a benefit for the life of the employee, beginning at his age sixty-five or, if later, his termination of employment with the Employer. Notwithstanding the foregoing, however, the Committee may, in its sole discretion, direct that the benefit payable under this Restoration Plan shall be paid in the same form as, and coincident with, the payment of the limited benefit payments made to the eligible employee or on his behalf to his beneficiary or beneficiaries under the Basic Plan. Further, notwithstanding any of the foregoing provisions of this Section 5, if an eligible employee becomes entitled to a lump sum payment under Section 2.6 (or a successor section) of the American General Corporation Supplemental Executive Retirement Plan, the employee shall receive the benefit payable under this Restoration Plan in the form of a lump sum amount, in cash, equal to the actuarial equivalent of such benefit. Such lump sum amount shall be paid within the five (5) business days immediately following termination of the employee’s employment.

6.

Employee’s Rights

Except as otherwise specifically provided, an employee’s rights under this Restoration Plan, including his rights to vested benefits, shall be the same as his rights under the Basic Plan.

Benefits payable under this Restoration Plan shall be a general, unsecured obligation of the Employer to be paid by the Employer from its own funds, and such payments shall not (i) impose any obligation upon the Trust Fund under said Basic Plan; (ii) be paid from the Trust Fund under said Basic Plan; or (iii) have any effect whatsoever upon the Basic Plan or the payment of benefits from the Trust Fund under said Basic Plan. No employee or his beneficiary or beneficiaries shall have any title to or beneficial ownership in any assets which the Employer may earmark to pay benefits hereunder.

7.

Amendment and Discontinuance

This Restoration Plan may be amended from time to time, or terminated and discontinued at any time, in each case at the discretion of the Board of Directors of American General Corporation. Notwithstanding the foregoing, no amendment shall be made, nor shall this Restoration Plan be terminated in a manner which would reduce the benefits or rights to benefits of any employee accrued under the Restoration Plan (determined on the basis of each employee’s presumed termination of employment as of the date of such amendment or termination) prior to the later of the adoption or the effective date of such amendment or termination.

8.

Restrictions on Assignment

The interest of an employee or his beneficiary or beneficiaries may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements, or torts of any person to whom such benefits or funds are payable, nor shall they be subject to garnishments, attachment, or other legal or equitable process nor shall they be an asset in bankruptcy.

9.

Nature of Agreement

This Restoration Plan is intended to constitute an unfunded “excess benefit plan” within the meaning of sections 3(36) and 4(b)(5) of the Employee Retirement Income Security Act of 1974, as amended, with respect to a part of the Restoration Plan and an unfunded “deferred compensation plan” for a select group of management or highly-compensated employees within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the remainder of the Restoration Plan. The adoption of this Restoration Plan and any setting aside of amounts by the Employer with which to discharge its obligations hereunder shall not be deemed to create a trust; legal and equitable title to any funds so set aside shall remain in the Employer, and any recipient of benefits hereunder shall have no security or other interest in such funds. Any and all funds so set aside shall remain subject to the claims of the general creditors of the Employer, present and future. This provision shall not require the Employer to set aside any funds, but the Employer may set aside such funds if it chooses to do so. Notwithstanding the provisions of Sections 6 and 11 hereof and the foregoing provisions of this Section 9, American General Corporation may, in its discretion, establish a trust to pay amounts becoming payable pursuant to this Restoration Plan, which trust shall be subject to the claims of the general creditors of American General

Corporation in the event of its bankruptcy or insolvency. Notwithstanding any establishment of such a trust, the Employer shall remain responsible for the payment of any amounts so payable which are not so paid by such trust.

10.

Continued Employment

Nothing contained herein shall be construed as conferring upon any employee the right to continue in the employ of the Employer in any capacity.

11.

Binding on Employer, Employees and Their Successors

This Restoration Plan shall be binding upon and inure to the benefit of the Employer, its successors and assigns and the employee and his heirs, executors, administrators and legal representatives. The provisions of this Restoration Plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer of the particular employee.

12.

Employment with More Than One Employer

If any employee shall be entitled to benefits under the Basic Plan on account of service with more than one Employer, the obligations under this Restoration Plan shall be apportioned among such Employers on the basis of time of service with each, except that an Employer from whose employ such employee was transferred prior to his retirement, death or disability shall be obligated with respect to employment prior to such transfer only to the extent of an amount based on assumed pay increases in accordance with the scale used for computing the actuarial cost under the Basic Plan for the year of the transfer. If obligations are so limited, the remaining obligations shall be borne by the last Employer.

13.

Laws Governing

This Restoration Plan shall be construed in accordance with and governed by the laws of the State of Texas.

EXECUTED as of the 31st day of December, 1998.

AMERICAN GENERAL CORPORATION

By:  Mark S. Berg

        Executive Vice President and General Counsel

A-4